UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2020

BBX CAPITAL FLORIDA LLC
(Exact name of registrant as specified in its charter)

Florida	000-56177	82-4669146
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

401 East Las Olas Boulevard, Suite 800, Fort Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 954-940-4900

Not applicable
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[X]

Item 1.01 Entry into a Material Definitive Agreement.

Spin-Off Agreements

On September 25, 2020, BBX Capital Corporation (“Parent”) and its current wholly-owned subsidiary, BBX Capital Florida LLC (“New BBX Capital”), entered into a Separation and Distribution Agreement (the “Separation Agreement”), Tax Matters Agreement, Employee Matters Agreement, and Transition Services Agreement (collectively, the “Spin-Off Agreements”), in each case, relating to Parent’s previously announced proposed spin-off (the “Spin-Off”) of New BBX Capital.

As previously disclosed, the Spin-Off is intended to separate Parent’s investment in Bluegreen Vacations Corporation (“Bluegreen”) from Parent’s other businesses and investments, including BBX Capital Real Estate LLC, BBX Sweet Holdings LLC, and Renin Holdings, LLC, which are held by New BBX Capital. The Separation Agreement sets out the terms of the separation of businesses and investments between Parent and New BBX Capital and the distribution of shares of New BBX Capital’s Class A Common Stock and Class B Common Stock to Parent’s shareholders in connection with the Spin-Off. Pursuant to the Separation Agreement, on the distribution date (which is currently expected to be September 30, 2020), Parent will distribute to its shareholders one share of New BBX Capital’s Class A Common Stock for each share of Parent’s Class A Common Stock held of record on the close of trading on September 22, 2020, the record date for the distribution of shares of New BBX Capital’s stock in the Spin-Off, and one share of New BBX Capital’s Class B Common Stock for each share of Parent’s Class B Common Stock held of record as of the close of trading on the September 22, 2020.  As described below, each share of New BBX Capital’s Class A Common Stock and Class B Common Stock distributed in the Spin-Off will have attached thereto an associated preferred share purchase right issued under New BBX Capital’s Rights Agreement.  Parent’s shareholders will also retain their shares of Parent’s Class A Common Stock and/or Class B Common Stock, as the case may be.

Pursuant to the Separation Agreement, New BBX Capital will be converted into a Florida corporation prior to the Spin-Off, and Parent will issue a $75 million promissory note to New BBX Capital in connection with the closing of the Spin-Off (the “Promissory Note”).  The Separation Agreement also contains certain other obligations of Parent and New BBX Capital in connection with the Spin-Off or following its completion.

The other Spin-Off Agreements will govern certain relationships between New BBX Capital and Parent in connection with or following the Spin-Off. The Tax Matters Agreement generally sets out the respective rights, responsibilities, and obligations of Parent and New BBX Capital with respect to taxes, tax attributes, tax returns, tax contests, and certain other related tax matters. The Employee Matters Agreement sets out the respective rights, responsibilities, and obligations of Parent and New BBX Capital with respect to the transfer of certain employees of the businesses of New BBX Capital and related matters, including benefit plans, terms of employment, retirement plans, and other employment-related matters. The Transition Services Agreement generally sets out the respective rights, responsibilities, and obligations of Parent and New BBX Capital with respect to the support services to be provided to one another after the Spin-Off.

The Spin-Off Agreements and the Promissory Note are described in greater detail under the caption “The Spin-Off - Relationship Between New BBX Capital and Parent” in the Information Statement, dated August 27, 2020 (the “Information Statement”), attached as Exhibit 99.1 to Amendment No. 2 to New BBX Capital’s Registration Statement on Form 10, filed with the Securities and Exchange Commission on August 27, 2020 (the “New BBX Capital Registration Statement”).  The descriptions of the Spin-Off Agreements contained in the Information Statement are incorporated herein by reference. Such descriptions are summaries only, are not complete, and are qualified in their entirety by reference to the Spin-Off Agreements,  copies of which are filed as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

The closing of the Spin-Off, including the distribution of shares of New BBX Capital’s Class A Common Stock and Class B Common Stock, is expected to occur on September 30, 2020. However, in the sole discretion of Parent’s Board of Directors, the distribution may occur on a later date, or the Spin-Off may be terminated and abandoned by Parent at any time prior to consummation.

New BBX Capital Rights Agreement

In addition to the Spin-Off Agreements,  New BBX Capital entered into a Rights Agreement with American Stock Transfer & Trust Company, LLC, as Rights Agent, on September 25, 2020 in contemplation of the expected closing of the Spin-Off on September 30, 2020. Pursuant to the Rights Agreement, one preferred share purchase right (each, a “Right”) will accompany and initially be attached to each share of New BBX Capital’s Class A Common Stock and Class B Common Stock distributed in connection the Spin-Off.

New BBX Capital previously disclosed in the New BBX Capital Registration Statement its intention to adopt a shareholders rights plan and the expected terms of the rights plan. A description of the Rights Agreement and the Rights to be issued thereunder is set forth under the caption “Description of Capital Stock – Rights Agreement” in the Information Statement which forms a part of the New BBX Capital Registration Statement and is incorporated herein by reference. Such description is a summary only, is not complete, and is qualified in its entirety by reference to the Rights Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.  Reference is also made to the press release attached as Exhibit 99.1 to this Current Report on Form 8-K.

The terms of New BBX Capital’s Rights Agreement are substantially similar to those contained in the Rights Agreement adopted by Parent during June 2020.  Neither the adoption of the Rights Agreement by New BBX Capital nor the consummation of the Spin-Off will impact the effectiveness of Parent’s Rights Agreement, which will continue in full force and effect in accordance with its terms.

Item 3.03 Material Modification to Rights of Security Holders.

The information included in, or incorporated by reference into, Item 1.01 of this Current Report on Form 8-K with respect to New BBX Capital’s Rights Agreement is incorporated by reference into this Item 3.03.

Item 8.01 Other Events.

On September 25, 2020, Parent and New BBX Capital issued a joint press release announcing the approval of the Spin-Off and Parent’s corporate name change by Parent’s shareholders and the adoption of the Rights Agreement by New BBX Capital. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No. Description

4.1Rights Agreement, dated as of September 25, 2020, between BBX Capital Florida LLC and American Stock Transfer & Trust Company, LLC, as Rights Agent

10.1  Separation and Distribution Agreement, dated September 25, 2020, between BBX Capital Corporation and BBX Capital Florida LLC

10.2  Tax Matters Agreement, dated September 25, 2020, between BBX Capital Corporation and BBX Capital Florida LLC

10.3Employee Matters Agreement, dated September 25, 2020, between BBX Capital Corporation and BBX Capital Florida LLC

10.4Transition Services Agreement, dated September 25, 2020, between BBX Capital Corporation and BBX Capital Florida LLC

99.1Press release dated September 25, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 28, 2020

BBX Capital Florida LLC

By: /s/ Jarett S. Levan
Jarett S. Levan
President